LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
of
CAREMARK RX, INC.
for
$29.25 in Cash,
0.426 of a Share of Common Stock
(together with the associated preferred stock purchase rights)
of
EXPRESS SCRIPTS, INC.
and an additional $0.00481 in cash per day beginning on April 1, 2007 until the earlier of
(A) Express Scripts’ acceptance for exchange of Caremark Shares or (B) forty-five (45) days following the later of (i) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or, (ii) if applicable, termination of any agreement with the Federal Trade Commission not to accept shares of Caremark common stock for exchange

Pursuant to the Prospectus/Offer to Exchange dated March 9, 2007

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 17, 2007, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF EXPRESS SCRIPTS’ OFFER TO EXCHANGE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the Offer is:

National City Bank

By Mail:	By Overnight Courier:
National City Bank	National City Bank
Shareholder Services Operations	Shareholder Services Operations
P.O. Box 92301	Third Floor — North Annex
Cleveland, Ohio 44193-0900	4100 West 150th Street Cleveland, Ohio 44135-1385

For Assistance Call:
(800) 622-6757

For Eligible Institutions Only, Facsimile:
(216) 257-8508

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF CAREMARK SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s)
(Please Fill in, if Blank, Exactly as Name(s) Appear(s) on	Caremark Share Certificate(s) and Share(s) Tendered
Caremark Share Certificate(s))	(Attach Additional List, if Necessary)
Total Number of
Caremark Shares
	Caremark Share	Evidenced By
	Certificate	Caremark Shares	Number of Caremark Shares
	Number(s)*	Certificate(s)*	Tendered**

Total Caremark Shares
* Need not be completed by stockholders delivering Caremark Shares by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Caremark Shares evidenced by each Caremark Share Certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

This Letter of Transmittal is to be used for the tender of shares of common stock (the “Caremark Shares”) of Caremark Rx, Inc., a Delaware corporation (“Caremark”). Tendering Caremark stockholders may use this form if certificates evidencing Caremark Shares (the “Caremark Share Certificates”) are to be forwarded herewith or, unless an agent’s message is utilized, if delivery of Caremark Shares is to be made by book-entry transfer to the account of National City Bank (the “Exchange Agent”) at the Book-Entry Transfer Facility pursuant to the procedures set forth in the section of Prospectus/Offer to Exchange dated March 9, 2007 (the “Prospectus/Offer to Exchange”) entitled “The Exchange Offer — Procedure for Tendering.”

Holders whose Caremark Share Certificates are not immediately available or who cannot deliver their Caremark Share Certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus/Offer to Exchange), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Caremark Shares according to the guaranteed delivery procedure set forth in the section of Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering.” See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Caremark stockholders who use this Letter of Transmittal do not have to do anything with the original GREEN Letter of Transmittal.

Caremark Shares previously tendered pursuant to the Prospectus/Offer to Exchange dated January 16, 2007 and the related GREEN Letter of Transmittal and not properly withdrawn constitute valid tenders for purposes of the Offer (as defined herein). Caremark stockholders who have validly tendered and not withdrawn their Caremark Shares are not required to take any further action with respect to such Caremark Shares in order to receive the offer price of (1) 29.25 in cash, less any applicable withholding taxes and without interest, (2) 0.426 shares of Express Scripts, Inc. common stock (together with the associated preferred stock purchase rights) (the “Express Scripts Shares”) and (3) an additional $0.00481 in cash per day, less any applicable withholding taxes and without interest, beginning on April 1, 2007 until the earlier of (A) the Express Scripts’ acceptance for exchange of Caremark Shares or (B) forty-five (45) days following the later of (i) expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), or, (ii) if applicable, termination of any agreement with the Federal Trade Commission (the “FTC”) not to accept Caremark Shares for exchange in the Offer, if Caremark Shares are accepted for exchange and exchanged for by Express Scripts pursuant to the Offer, except as may be required by the guaranteed delivery procedure if such procedure was utilized. See the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering.” The last day the additional cash consideration will accrue on the Caremark Shares will (1) in the case of clause (B) above, include the forty-fifth (45th) day following the date of such applicable expiration or termination and (2) in the case of clause (A) above, include the expiration date of the Offer. The additional cash consideration is conditioned upon acceptance of Caremark Shares for exchange in the Offer and will be paid at the same time as the other consideration paid in the Offer.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) EVIDENCING CAREMARK SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE EXCHANGE AGENT AND/OR CAREMARK TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 10.

TENDER OF SHARES

☐	CHECK HERE IF CAREMARK SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: _ _

     Account Number: _ _

     Transaction Code Number: _ _

☐	CHECK HERE IF CAREMARK SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Tendering Holder(s): _ _

     Window Ticket No. (if any): _ _

     Date of Execution of Notice of Guaranteed Delivery: _ _

     Name of Institution that Guaranteed Delivery: _ _

     If delivery is by Guaranteed Delivery by book-entry transfer, also give the following information:

     Account Number: _ _

     Transaction Code Number: _ _

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY

Ladies and Gentlemen:

The undersigned hereby tenders to Express Scripts, Inc., a Delaware corporation (“Express Scripts”), the above-described shares of common stock, par value $0.001 per share (the “Caremark Shares”), of Caremark for a consideration of (1) $29.25 in cash, less applicable withholding tax and without interest, (2) 0.426 Express Scripts Shares; and (3) an additional $0.00481 in cash per day, less any applicable withholding taxes and without interest, beginning on April 1, 2007 until the earlier of (A) the Express Scripts’ acceptance for exchange of Caremark Shares or (B) forty-five (45) days following the later of (i) the expiration of the applicable waiting period under the HSR Act, or, (ii) if applicable, termination of any agreement with the FTC not to accept Caremark Shares for exchange, subject to the conditions set forth in the Prospectus/Offer to Exchange, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). The last day the additional cash consideration will accrue on the Caremark Shares will (1) in the case of clause (B) above, include the forty-fifth (45th) day following the date of such applicable expiration or termination and (2) in the case of clause (A) above, include the expiration date of the Offer. The additional cash consideration is conditioned upon acceptance of Caremark Shares for exchange in the Offer and will be paid at the same time as the other consideration paid in the Offer. The undersigned understands that Express Scripts reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to exchange all or any portion of Caremark Shares tendered pursuant to the Offer.

Upon the terms, and subject to the conditions, of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment), and subject to, and effective upon, acceptance for exchange and exchange of Caremark Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Express Scripts all right, title and interest in and to all Caremark Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Caremark Shares) and rights declared, paid or distributed in respect of such Caremark Shares on or after the date of the Prospectus/Offer to Exchange (collectively, “Distributions”) and irrevocably appoints National City Bank (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy, with full power of substitution, of the undersigned with respect to such Caremark Shares (and all Distributions), coupled with an interest in the tendered Caremark Shares, to (i) deliver Caremark Share Certificates evidencing such Caremark Shares (and all Distributions), or transfer ownership of such Caremark Shares (and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Express Scripts, (ii) present such Caremark Shares (and all Distributions) for transfer on the books of Caremark and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Caremark Shares (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering,” a tendering stockholder irrevocably appoints designees of Express Scripts as such stockholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such stockholder’s rights with respect to the Caremark Shares tendered by such stockholder and accepted for exchange by Express Scripts (and with respect to any and all other Caremark Shares or other securities issued or issuable in respect of such shares of Caremark Shares on or after the date of this offer). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Caremark Shares (and such other shares of Caremark Shares and securities, if any). Such appointment will be effective when, and only to the extent that, Express Scripts accepts such Caremark Shares for exchange. Upon appointment, all prior powers of attorney and proxies given by such stockholder with respect to such Caremark Shares (and such other shares of Caremark common stock and securities, if any) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such stockholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Express Scripts will, with respect to the Caremark Shares (and such other shares of Caremark common stock and securities, if any) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of Caremark’s stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Express Scripts reserves the right to require that, in order for Caremark Shares to be deemed validly tendered, immediately upon Express Scripts’ acceptance of Caremark Shares for exchange, Express Scripts must be able to exercise full voting, consent and other rights with respect to such Caremark Shares (and such other shares of Caremark common stock and securities, if any).

The foregoing proxies are effective only upon acceptance for exchange of Caremark Shares tendered pursuant to the offer. The offer does not constitute a solicitation of proxies, absent an exchange of Caremark Shares, for any meeting of Caremark’s stockholders, which will be made only pursuant to separate proxy materials or consent solicitation materials complying with the requirements of the rules and regulations of the Securities and Exchange Commission.

The undersigned hereby represents and warrants that the undersigned owns the Caremark Shares being tendered and all Distributions, the tender of such Caremark Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer Caremark Shares tendered hereby and all Distributions, that when such Caremark Shares are accepted for payment by Express Scripts, Express Scripts will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Caremark Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Express Scripts to be necessary or desirable to complete the sale, assignment and transfer of Caremark Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Express Scripts all Distributions in respect of Caremark Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Express Scripts shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire consideration for Caremark Shares tendered hereby, or deduct from such consideration, the amount or value of such Distribution as determined by Express Scripts in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of Caremark Shares pursuant to any one of the procedures (please see the section entitled “The Exchange Offer-Procedure for Tendering” of the Prospectus/Offer to Exchange) and in the Instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Express Scripts’s acceptance of such Caremark Shares for payment will constitute a binding agreement between the undersigned and Express Scripts upon the terms and subject to the conditions of the Offer (and, if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is increased, the price paid to the undersigned shall be the increased price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

Unless otherwise indicated below under “Special Issuance Instructions,” the undersigned hereby requests that the Express Scripts Shares and a check for cash (including any cash in lieu of fractional Express Scripts Shares), and the return of any Caremark Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of Caremark Shares tendered by book-entry transfer, by credit to the applicable account at the Book-Entry Transfer Facility (please see the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer — Procedure for Tendering”). The undersigned recognizes that Express Scripts has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Caremark Shares from the name of the registered holder(s) thereof if the Express Scripts does not accept for exchange any of the Caremark Shares so tendered.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the Express Script Shares and a check for cash (including any cash paid with respect to fractional Express Script Shares) and any Caremark Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in “Description of Caremark Shares Tendered.”

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Express Scripts Shares, the check for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest) and/or certificates evidencing Caremark Shares not tendered or not accepted for exchange are to be issued in the name of some other than the undersigned.

Issue (please check one or both, as applicable):

☐ Check

☐ Share Certificate(s)

to:

Name: _ _
(Please Print)

Address: _ _

(Zip Code)

(TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

CREDIT CAREMARK SHARES DELIVERED
BY BOOK-ENTRY TRANSFER AND NOT
EXCHANGED TO THE ACCOUNT
SET FORTH BELOW.

Account Number: _ _

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Express Scripts Shares, the check for cash payable pursuant to the Offer (less any applicable withholding taxes and without interest) and/or certificates evidencing Caremark Shares not tendered or not accepted for exchange are to be sent to some other than the undersigned.

Mail (please check one or both, as applicable):

☐ Check

☐ Share Certificate(s)

to:

Name: _ _
(Please Print)

Address: _ _

(Zip Code)

(TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER)
(SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

IMPORTANT
STOCKHOLDERS: SIGN HERE
(Please Complete Substitute Form W-9 Below)

Dated: _ _

(Signature(s) of Holder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _ _
(Please Print)

Capacity (Full Title): _ _

Address: _ _

(Include Zip Code)

Daytime Area Code And Telephone No: _ _

Taxpayer Identification or Social Security No.: _ _
                                                           (See Substitute Form W-9 on Reverse Side)

GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY.

FINANCIAL INSTITUTIONS: PLACE MEDALLION
GUARANTEE IN SPACE BELOW

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures.  No signature guarantee is required on a Letter of Transmittal if (i) the Letter of Transmittal is signed by a registered holder of Caremark Shares who has not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on the Letter of Transmittal or (ii) if Caremark Shares are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program, or by any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on Letters of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 hereof.

2. Delivery of Letter of Transmittal and Caremark Share Certificates.  This Letter of Transmittal is to be used either if Caremark Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer (please see the section entitled “The Exchange Offer — Procedures for Tendering” of the Prospectus/Offer to Exchange). Caremark Share Certificates for all physically delivered Caremark Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Caremark Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Prospectus/Offer to Exchange) or the expiration of a subsequent offering period, if applicable. If Caremark Share Certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Caremark Share Certificates are not immediately available, who cannot deliver their Caremark Share Certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Caremark Shares pursuant to the guaranteed delivery procedure (please see the section entitled “The Exchange Offer — Procedures for Tendering” of the Prospectus/Offer to Exchange). Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Express Scripts (including the original YELLOW Notice of Guaranteed Delivery previously circulated with the prospectus/offer to exchange dated January 16, 2007 or the revised PINK Notice of Guaranteed Delivery circulated with the Prospectus/Offer to Exchange), must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Caremark Share Certificates evidencing all physically delivered Caremark Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Caremark Shares delivered by book-entry transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an agent’s message (please see the section entitled “The Exchange Offer — Procedures for Tendering” of the Prospectus/Offer to Exchange)) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery (please see the section entitled “The Exchange Offer — Procedures for Tendering” of the Prospectus/Offer to Exchange).

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CAREMARK SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Caremark Shares will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Caremark Shares for payment.

3. Inadequate Space.  If the space provided on the reverse hereof under “Description of Caremark Shares Tendered” is inadequate, the Caremark Share Certificate numbers, the number of Caremark Shares evidenced by such Caremark Share Certificates and the number of Caremark Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all Caremark Shares evidenced by any Caremark Share Certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of Caremark Shares that are to be tendered in the box entitled “Number of Caremark Shares Tendered.” In such cases, new Caremark Share Certificate(s) evidencing the remainder of the Caremark Shares that were evidenced by the Caremark Share Certificates delivered to the Exchange Agent herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled “Special Delivery Instructions” on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Caremark Shares evidenced by Caremark Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of Caremark Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Caremark Share Certificates evidencing such Caremark Shares without alteration, enlargement or any other change whatsoever.

If any Caremark Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any Caremark Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Caremark Shares.

If this Letter of Transmittal is signed by the registered holder(s) of Caremark Shares tendered hereby, no endorsements of Caremark Share Certificates or separate stock powers are required, unless payment of the cash consideration is to be made to, or Caremark Share Certificates evidencing Caremark Shares not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Caremark Share Certificate(s) evidencing Caremark Shares tendered, the Caremark Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Caremark Share Certificate(s). Signatures on such Caremark Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of Caremark Shares tendered hereby, the Caremark Share Certificate(s) evidencing Caremark Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Caremark Share Certificate(s). Signatures on such Caremark Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Caremark Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Express Scripts of such person’s authority so to act must be submitted.

6. Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Express Scripts will pay all stock transfer taxes with respect to the exchange of any Caremark Shares to it or its order pursuant to the Offer. If, however, payment of the consideration for any Caremark Shares exchanged is to be made to, or Caremark Share Certificate(s) evidencing Caremark Shares not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered Caremark Share Certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the consideration for such Caremark Shares exchanged to be received by such stockholder in the Offer, unless evidence satisfactory to Express Scripts of the payment of such taxes, or exemption therefrom, is submitted.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CAREMARK SHARE CERTIFICATES EVIDENCING CAREMARK SHARES TENDERED HEREBY.

7. Special Payment and Delivery Instructions.  If a check for the consideration to be received for any Caremark Shares tendered hereby is to be issued in the name of, and/or Caremark Share Certificate(s) evidencing Caremark Shares not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the person(s) signing this

Letter of Transmittal or if such check or any such Caremark Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled “Description of Caremark Shares Tendered” on the reverse hereof, the appropriate boxes herein must be completed.

8. Questions and Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Managers at their telephone numbers, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the revised PINK Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Express Scripts’ expense. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

9. Substitute Form W-9.  Each tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 which is provided under “Important Tax Information” below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of U.S. federal income tax and that such stockholder is a U.S. person. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) in Part 2 of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the U.S. Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to backup withholding of U.S. federal income tax at a 28% rate on the cash consideration for all Caremark Shares from such stockholder that were exchanged pursuant to the Offer. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write “Applied For” in the space provided for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 28% on all cash consideration received by such stockholder until a TIN is provided to the Exchange Agent.

10. Lost, Destroyed or Stolen Certificates.  If any Caremark Share Certificate(s) representing Caremark Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent by checking the box immediately preceding the special payment/special delivery instructions. THE CAREMARK STOCKHOLDER WILL THEN BE INSTRUCTED AS TO THE STEPS THAT MUST BE TAKEN IN ORDER TO REPLACE THE CAREMARK SHARE CERTIFICATE(S). THIS LETTER OF TRANSMITTAL AND RELATED DOCUMENTS CANNOT BE PROCESSED UNTIL THE PROCEDURES FOR REPLACING LOST, DESTROYED OR STOLEN CAREMARK SHARE CERTIFICATES HAVE BEEN FOLLOWED.

IMPORTANT: THIS BLUE LETTER OF TRANSMITTAL (OR THE ORIGINAL GREEN LETTER OF TRANSMITTAL PREVIOUSLY CIRCULATED) (OR MANUALLY SIGNED FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE) AND CAREMARK SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS/OFFER TO EXCHANGE) OR THE EXPIRATION OF A SUBSEQUENT OFFERING PERIOD, IF APPLICABLE.

Express Scripts’ interpretation of the terms and conditions of the Offer will be final and binding to the fullest extent permitted by law.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a stockholder whose tendered Caremark Shares are accepted for payment is generally required to provide the Exchange Agent (as payer) with such stockholder’s correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder’s social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the U.S. Internal Revenue Service and payments that are made to such stockholder with respect to Caremark Shares purchased pursuant to the

Offer may be subject to backup withholding of 28%. In addition, if a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

Certain stockholders (including, among others, corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a non-U.S. individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8BEN), signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Each stockholder should consult his or her tax advisor as to such stockholder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Caremark Shares purchased pursuant to the Offer, each stockholder is required to notify the Exchange Agent of such stockholder’s correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and (b)(i) such stockholder has not been notified by the U.S. Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the U.S. Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

Each tendering stockholder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record holder of Caremark Shares tendered hereby. If Caremark Shares are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in the space provided for the TIN in Part 1, and sign and date the Substitute Form W-9. If “Applied For” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Exchange Agent.

PAYER’S NAME: [ • ]
SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) OR

Employer Identification Number(s)
Department of the Treasury Internal Treasury Service Revenue	Part 2 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien)
Payer’s Request for Taxpayer Identification Number (“TIN”)	Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax returns. However, if after being notified by the IRS stating that you were subject to backup withholding you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4.	Part 3 Awaiting TIN ☐ Part 4 Exempt TIN ☐
SIGNATURE: _ _		DATE: _ _
NAME (PLEASE PRINT): _ _
ADDRESS (PLEASE PRINT): _ _

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate internal revenue service center or social security administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE: _ _      DATE: _ _

Facsimiles of the Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and Caremark Share Certificates and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth below.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Managers at their respective telephone numbers, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent, and copies will be furnished promptly at Express Scripts’ expense. Stockholders may also contact their brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

NATIONAL CITY BANK

By Mail:	By Overnight Courier:
National City Bank Shareholder Services Operations P.O. Box 92301 Cleveland, Ohio 44193-0900	National City Bank Shareholder Services Operations Third Floor — North Annex 4100 West 150th Street Cleveland, Ohio 44135-1385

For Assistance Call:
(800) 622-6757

For Eligible Institutions Only, Facsimile:
(216) 257-8508

The Information Agent for the Offer is:

105 Madison Avenue
New York, NY 10016
Call Toll-Free: (800) 322-2885
Call Collect: (212) 929-5500
E-mail: expressscripts@mackenziepartners.com

The Dealer Managers for the Offer are:

CITIGROUP GLOBAL MARKETS INC. 388 Greenwich Street New York, NY 10013 Toll Free: (800) 956-2133 Collect: (212) 816-2161	CREDIT SUISSE SECURITIES (USA) LLC Eleven Madison Avenue New York, NY 10010-3629 Toll Free: (866) 354-1193